UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2017

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33892	26-0303916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (913) 213-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

As previously announced, AMC Entertainment Holdings, Inc. completed its acquisition of Carmike Cinemas, Inc. on December 21, 2016. In this Current Report on Form 8-K, the Company is incorporating by reference certain historical financial information relating to Carmike Cinemas, Inc. The Company is filing this Current Report on Form 8-K for the purpose of incorporating by reference such financial information and a related consent into or as an additional exhibit to its registration statement on Form S-3 (File No. 333-215233) filed with the Securities and Exchange Commission.

Item 9.01                                           Financial Statements and Exhibits.

(a)           Financial Statements of Carmike Cinemas, Inc.

The audited consolidated financial statements and financial statement schedule for Carmike Cinemas, Inc. as of and for the year ended December 31, 2015 are incorporated by reference in Exhibit 99.1 hereto and herein.

The unaudited condensed consolidated financial statements for Carmike Cinemas, Inc. as of and for the three and nine months ended September 30, 2016 and 2015 are incorporated by reference in Exhibit 99.2 hereto and herein.

(d)           Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1

Carmike Cinemas, Inc. Audited Consolidated Financial Statements as of and for the year ended December 31, 2015 (incorporated by reference to Part II. Item 8 of the Carmike Cinemas, Inc. Annual Report on Form 10-K, filed on February 29, 2016).

99.2

Carmike Cinemas, Inc. Unaudited Condensed Consolidated Financial Statements as of and for the three and nine months ended September 30, 2016 and 2015 (incorporated by reference to Part I. Item 1. of the Carmike Cinemas, Inc. Quarterly Report on Form 10-Q, filed on November 9, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: February 7, 2017	By:	/s/ Craig R. Ramsey
		Name:	Craig R. Ramsey
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.

99.1

Carmike Cinemas, Inc. Audited Consolidated Financial Statements as of and for the year ended December 31, 2015 (incorporated by reference to Part II. Item 8 of the Carmike Cinemas, Inc. Annual Report on Form 10-K, filed on February 29, 2016).

99.2

Carmike Cinemas, Inc. Unaudited Condensed Consolidated Financial Statements as of and for the three and nine months ended September 30, 2016 and 2015 (incorporated by reference to Part I. Item 1. of the Carmike Cinemas, Inc. Quarterly Report on Form 10-Q, filed on November 9, 2016).